EXECUTION VERSION

EXTENSION AGREEMENT

     THIS EXTENSION AGREEMENT (this “Agreement”) dated as of December 15, 2007 is entered into by and among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (“Holdings”), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement (as defined below) and, together with Holdings and the Borrower, the “Loan Parties”), the Revolving Lenders (as defined in the Credit Agreement) party hereto and THE ROYAL BANK OF SCOTLAND PLC, as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, the Loan Parties, the Administrative Agent and the Lenders entered into that certain Credit Agreement, dated as of January 9, 2007 (amended as of March 6, 2007 and as otherwise amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”); and

     WHEREAS, the Borrower, the Administrative Agent and the Revolving Lenders party to this Agreement desire to extend the Revolving Termination Date pursuant to Section 2.3(c) of the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the Revolving Loans which may hereafter be made by the Revolving Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

     1.1 Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Agreement.

ARTICLE II. EXTENSION

     2.1 Extension of Maturity Date. Each of the undersigned Revolving Lenders hereby agrees to extend the Revolving Termination Date for its Revolving Commitments and Revolving Loans outstanding on the Effective Date to January 6, 2009.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

3.1 Documents to be Delivered.

     (a) Except as set forth in Section 3.1(b) herein, this Agreement shall become effective as of the date set forth above (the “Effective Date”) when the Administrative Agent shall have received this Agreement duly executed and delivered by each Loan Party, the Administrative Agent and the Majority Facility Lenders under the Revolving Facility (including, for this purpose, any Replacement Lender and excluding any Non-Extending Lender that will be replaced by a Replacement Lender).

     (b) The agreement set forth in Article II of this Agreement shall become effective as of January 8, 2008 (the “First Extension Effective Date”) when the Administrative Agent shall have received (i) a certificate of the Borrower dated as of the First Extension Effective Date signed by a Responsible Officer of the Borrower certifying that (A) before and after giving effect to such extension, the representations and warranties contained in Section 4 of the Credit Agreement and the other Loan Documents made by any Loan Party are true and correct in all material respects on and as of the First Extension Effective Date as if made on and as of the First Extension Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (B) before and after giving effect to such extension, no Default or Event of Default exists or will exist and (ii) an originally executed opinion of the Borrower’s counsel in form and substance reasonably satisfactory to the Administrative Agent.

     3.2 Payments and Reimbursements. All arrangement, extension, agency, legal and other fees that are due on or before the First Extension Effective Date and are required to be paid or reimbursed by the Borrower to the Administrative Agent or any Revolving Lender pursuant to any Loan Document or any other agreement heretofore entered into shall have been paid.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties. In order to induce the Revolving Lenders party hereto to enter into this Agreement, each of the Borrower and the other Loan Parties represents and warrants to the Administrative Agent and each Revolving Lender party hereto that:

     (a) each of the representations and warranties contained in Section 4 of the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except to the extent that such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date;

     (b) each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement, and each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority (including without limitation, the FCC, the FAA or any other Licensing Authority) or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not been obtained;

     (c) when duly executed and delivered, each of this Agreement and the Credit Agreement in effect on the First Extension Effective Date will be a legal and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as limited by Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(d) no Default or Event of Default has occurred or is continuing.

ARTICLE V. MISCELLANEOUS

5.1 Ratification of Agreements.

     (a) The Credit Agreement as hereby extended is hereby ratified and confirmed in all respects by each Loan Party. Each of the other Loan Documents, as each may be extended or affected by this Agreement, are hereby ratified and confirmed in all respects by each Loan Party. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as hereby extended.

     (b) Each Guarantor hereby: (i) ratifies and reaffirms each Loan Document to which such Guarantor is a party, (ii) confirms such Guarantor’s agreement to the terms of this Agreement and (iii) acknowledges that such Guarantor has no offsets or defenses to such Guarantor’s obligations under the Loan Documents to which such Guarantor is a party and no claims or counterclaims against the Lenders.

     5.2 Survival of Representations and Warranties. All representations and warranties of each Loan Party herein shall survive the execution and delivery of this Agreement and the performance hereof.

     5.3 No Waiver, Cumulative Remedies. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No failure or delay or course of dealing on the part of the Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders would otherwise have. No notice to or demand on the Borrower or any other Loan Party in any case shall entitle such parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders to any other or further action in any circumstances without notice or demand.

     5.4 Loan Documents. This Agreement is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     5.5 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

     5.6 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     5.7 Counterparts; Fax. This Agreement may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The delivery of a counterpart may be made by facsimile or electronic transmission.

     5.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Extension Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Jay A. Brown

	Name:	Jay A. Brown
	Title:	Vice President, Treasurer

CROWN CASTLE OPERATING COMPANY

By:	/s/ Jay A. Brown

	Name:	Jay A. Brown
	Title:	Vice President, Treasurer

CROWN CASTLE OPERATING LLC

By:	/s/ Jay A. Brown

	Name:	Jay A. Brown
	Title:	Vice President, Treasurer

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as a Revolving Lender

By:	/s/ Andrew Wynn

	Name:	Andrew Wynn
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Jennifer A. O’Brien

	Name:	Jennifer A. O’Brien
	Title:	Vice President

CALYON NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Douglas Roper

	Name:	Douglas Roper
	Title:	Managing Director

By:	/s/ Michael George

	Name:	Michael George
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Revolving Lender

By:	/s/ Christophe Vohmann

	Name:	Christophe Vohmann
	Title:	Vice President

LEHMAN BROTHERS COMMERCIAL BANK, as a Revolving Lender

By:	/s/ Brian McNany

	Name:	Brian McNany
	Title:	Authorized Signatory

MORGAN STANLEY BANK, as a Revolving Lender

By:	/s/ Daniel Twenge

	Name:	Daniel Twenge
	Title:	Authorized Signatory

WACHOVIA BANK, N.A., as a Revolving Lender

By:	/s/ Scott Suddreth

	Name:	Scott Suddreth
	Title:	Vice President